RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]

NOTE 9 – RELATED PARTY TRANSACTIONS

On December 30, 2011, OPN Capital Markets (“OPNCM”) and its affiliated broker-dealer, National Securities Corporation (“NSC” and collectively with OPNCM, “National”), both affiliates of National Holdings Corporation (“National Holdings”), entered into a Placement Agency Agreement (the “PAA”) with the Company in connection with the initial closing of the offering of up to $25 million of stock and warrants of the Company (the “Offering”).  Pursuant to the PAA, National acted as the Company’s placement agent for Offering.

Michael S. Weiss, is a director and Non-Executive Chairman of the Board of Directors of National Holdings.  He is also a stockholder of National Holdings and, when combined with his ownership indirectly through Opus and its affiliates, beneficially owns 23.6% of National Holdings, the parent company of NSC. Mr. Weiss disclaims such beneficiary ownership other than to the extent of his pecuniary interest. In addition, Opus and NSC are parties to a 50/50 joint venture that shares profits from OPNCM, the investment banking division of NSC that is responsible for managing the Offering.

The Company completed the initial closing of the Offering on December 30, 2011, issuing 277,285,633 shares of Common Stock at a price per share of $0.04 for total gross proceeds, before placement commissions and expenses, of $11,091,425. Investors also received warrants to purchase 69,321,424 shares of Common Stock. The warrants have an exercise price of $0.04 per share and are exercisable for five years. The Company completed the second closing of the Offering on January 31, 2012, issuing 489,199 shares of Series A Preferred Stock at a price per share of $20.00 for gross proceeds, before placement commissions and expenses of $9,783,980. Investors also received warrants to purchase 61,149,875 shares of Common Stock. The warrants have an exercise price of $0.04 per share and are exercisable for five years.  The Company completed the third and final closing of the Offering on February 24, 2012, issuing 206,229 shares of Series A Preferred Stock at a price per share of $20.00 for gross proceeds, before placement commissions and expenses of 4,124,580. Investors also received warrants to purchase 25,778,625 shares of Common Stock. The warrants have an exercise price of $0.04 per share and are exercisable for five years.

As placement agent, National received cash commissions equal to 10% of the gross proceeds of the Offering, five-year warrants to purchase shares of the Series A Preferred Stock equal to 10% of shares sold in the Offering, and a non-accountable expense allowance equal to two percent of the gross proceeds of the Offering for National’s expenses (not including up to $80,000 of National’s legal expenses and any blue sky fees, both of which the Company also reimbursed). In addition to acting as placement agent in the Offering, National provided advisory services in connection with the Exchange Transaction.  National is entitled to receive an advisory fee of $150,000 for such services.